FEDERATED INTERMEDIATE INCOME FUND
Institutional Shares
Institutional Service Shares

(A Portfolio of Federated Income Securities Trust)
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Supplement to the Statement of Additional Information dated June 30, 2003



Please insert the following two paragraphs before the "Special
Transactions" section:


   "Hybrid Instruments
   Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks."




                                                January 27, 2004

Cusip 31420C407
Cusip 31420C506
30002 (1/04)